Exhibit 99.1

Therapeutics for Rare Pulmonary & Rheumatic Diseases Nasdaq: ACGN January 2023

Important Information The information provided in this presentation pertaining to Aceragen , Inc . (“ Aceragen ” or “Company”) is for informational purposes only to assist interested parties in making their own independent evaluation . Information contained in this presentation should not be relied upon as advice to buy or sell any securities of Aceragen . You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein . No legally binding obligations will be created, implied, or inferred from this presentation or the information contained herein . The products outlined in this presentation are still under development . The features of any final product may be different from the features of any product under development described herein, and nothing should be construed as a commitment by Aceragen . While the information in this presentation is believed to be accurate, Aceragen and their respective agents, advisors, directors, officers, employees and stockholders make no representation or warranties, expressed or implied, as to the accuracy, completeness or reliability of such information . Neither Aceragen , nor any of its affiliates, agents, advisors, directors, officers, employees and stockholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this presentation by you or any of your representatives or for omissions from the information in this presentation . We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide you with access to the amended information or to notify you thereof . The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions . The presentation is not directed to any person in any jurisdiction where (by reason of that person’s nationality, residence or otherwise) the publication or availability of the presentation is prohibited . Persons in respect of whom such prohibitions apply must not access the presentation . Forward - Looking Statements This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements, other than statements of historical fact, included or incorporated in this presentation, including, without limitation, statements regarding the Company's new development opportunities, clinical trials and studies, product designation and/or status, financial position, funding for continued operations, cash reserves, projected costs, prospects, clinical trials, plans, expectations, strategies, projections and objectives of management, are forward - looking statements . The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," "continue," "will," “schedule,” and "would" and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . These forward - looking statements are predictions based on our current expectations and projections about future events and various assumptions . We cannot guarantee that we will achieve the plans, intentions, or expectations disclosed in our forward - looking statements and you should not place undue reliance on our forward - looking statements . These forward - looking statements involve known and unknown risks, uncertainties, and other factors, which may be beyond our control, and which may cause our actual results, performance, or achievements to differ materially from future results, performance, or achievements expressed or implied by such forward - looking statements . There are a number of important factors that could cause our actual results to differ materially from those indicated or implied by its forward - looking statements including, without limitation : whether we will be able to successfully integrate the acquired operations ; whether our cash resources will be sufficient to fund continuing operations ; and newly acquired operations, ; whether our products will advance into or through the clinical trial process when anticipated or at all or warrant submission for regulatory approval ; whether such products will receive approval from the U . S . Food and Drug Administration or equivalent foreign regulatory agencies ; whether our products receive approval, they will be successfully distributed and marketed ; and whether our collaborations will be successful . All forward - looking statements included in this press release are made as of the date hereof and are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , and otherwise in the Company’s subsequent filings and reports filed with Securities and Exchange Commission . The forward - looking statements contained in this presentation are expressly qualified by this cautionary statement . Except as required by law, we undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events . Readers are cautioned not to place undue reliance on forward - looking statements . This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful . 2 © 2023 ACERAGEN

Executive Leadership with Significant Rare Disease Experience



John Taylor
Chief Executive Officer

Biopharma executive and with significant experience financing and building therapeutic companies primarily focused on products for orphan and rare diseases.

Responsible for >$900M in executed transactions and investments over 25-year career.



Dan Salain
Chief Operating Officer

30 years pharma leadership experience including product development, manufacturing, QA/QC, distribution, business development, and corporate operations.

Developed and launched over 30 products globally.



John Kirby
Chief Financial Officer

More than 25 years of public-company finance and business experience from his roles with small to large-sized public pharma companies, including ViroPharma and AstraZeneca, and in public accounting with KPMG.

Responsible for raising over $175M.



Carl Kraus
Chief Medical Officer

Infectious disease physician with 20+ years of clinical experience treating patients and 15 years CMO experience in related drug development.

Former medical officer in the Office of Antimicrobial Products at FDA.



Bryant Lim
Chief Business Officer & General Counsel

25+ years legal and business experience across multiple small & large commercial- and development-stage public pharma companies.

Former Chief Compliance Officer of Incyte Corp. and CBO/GC Idera.



Andy Jordan
Chief Strategy Officer

35+ years executive experience in finance, accounting, and corporate governance including 20-years at KPMG and as CFO of public and private biopharma companies. Led multiple IPOs and raised over $600M.

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Finance and Equity

- Cash balance of ~$26.8M as of September 30, 2022
- Cash available expected to provide capital runway for the Company into Q3 2023
- Common shares outstanding as of 1/18/2023: **~8.5M**
  - Share count is post conversion of Series Z preferred and post 1-for-17 reverse split of the Company's issued and outstanding shares

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Creating Long-term Value Via Deal-Making

Aceragen launches with **$35M** in product financing from and acquires worldwide rights to ACG-801 from ENZYVANT

MARCH 2021

Aceragen acquires ARREVUS (Patient-driven breakthroughs) and ACG-701 as a treatment for cystic fibrosis pulmonary exacerbations

OCT 2021

Awarded **$45M** in funding for the development of ACG-701 for the treatment of melioidosis from DTRA (Defense Threat Reduction Agency)

OCT 2021

Awarded **$3.5M** development award for ACG-701 for the treatment of CF from Cystic Fibrosis Foundation (Adding Tomorrows)

JAN 2022

Aceragen merges with idera to form a Nasdaq-listed rare disease company

SEPT 2022

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Rare Disease Company PULMONARY & RHEUMATIC Severe disease, efficient development Current portfolio includes Farber and cystic fibrosis MARKET POTENTIAL Estimated $850 million Concentrated commercial effort 6 © 2023 ACERAGEN INNOVATION GAP Potential value creation by meeting patient needs No competition in respective indications

Advanced Clinical Portfolio 2023 2025 2024 CF Ph2 data Melio Ph2 data 2023 2025 2024 Farber Ph2/3 data ACG - 701 (sodium fusidate) Cystic fibrosis ( acute exacerbations ) Melioidosis ACG - 801 (recombinant acid ceramidase) Farber disease REPRIEVE Study ADVANCE Study TERRA Study 7 © 2023 ACERAGEN

ACG-701

Patented Oral Formulation of Sodium Fusidate

Target Product Profile	Differentiated oral product for acute pulmonary exacerbations with anti-inflammatory, anti-infective, and mucin inhibitory activity
Initial Indications	Acute CF pulmonary exacerbations – ***Data expected 2H'2023*** Melioidosis – ***Data expected 2H'2023***
Regulatory Status / Designations	NCE status, Orphan, Fast Track, and QIDP
Estimated Market Potential	**>$500M**

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CF Pulmonary Exacerbations (CF PEx) ▪ CF PEx are characterized as respiratory events accompanied by an acute decrease in lung function ▪ The 35,000 CF patients in the US experience ~1 - 2 exacerbations/year ▪ ~70% of the US CF population is at risk for MRSA infections ▪ Exacerbations and related complications account for nearly two - thirds of morbidity and mortality for CF patients ▪ No therapies FDA approved to treat acute CF PEx Peak sales potential in excess of $500M 9 © 2023 ACERAGEN 0 0.5 1 1.5 2 2.5 Before After Number of infection related visits in the 15 - weeks prior to and after Trikafta initiation per patient Infection - related Visits (N = 389) Source: Miller et. al. 2022 *Data in Miller et. al. converted to a per patient number by dividing total visits by number of patients

ACG - 701: Loading Dose Formulation Uniquely Suited for Severe Pulmonary Disease ▪ Loading dose achieves IV - like blood levels within 24 hours ▪ Dosing regimen enhances potency seen in prior clinical use ▪ 3X increase in potency for Staph/MRSA ▪ Extensive safety database (positive Phase 3) ▪ Potentially first product approved to treat acute PEx , addresses major symptoms ▪ Anti - inflammatory ▪ Anti - infective ▪ Mucin suppression ▪ Potential for 12 years of exclusivity from first approval in the US (NCE/Orphan Status/QIDP) and 10 years of exclusivity in Japan and EU (Orphan Status) 10 © 2023 ACERAGEN Source: Fernandes. Cold Spring Harbor 2016

ACG - 701: Patented Sodium F usidate F ormulation Phase 2 Phase 1 Phase 3 BE and Food Effects Multiple Dose Loading Dose Study DDI ABSSSI ABSSSI BJI PJI ABSSSI : Acute bacterial skin and skin structure infections PJI : Prosthetic Joint Infections BJI : Bone & joint infections ACG - 701 has demonstrated safety and efficacy in 650+ patients across multiple indications CF PEx Melioidosis/ CF PEx Sodium fusidate has unique activity at low pH 0.01 0.1 1 10 100 5 5.5 6 6.5 7 7.5 MIC (µg/mL) pH S. aureus B. anthracis F. tularensis Y. pestis B. mallei B. pseudomallei 11 © 2023 ACERAGEN

The REPRIEVE Study in CF PEx

Expected to begin in Q1’2023


2022
FPI
2023
DATA
2024
4Q
1Q
2Q
3Q
4Q
Phase 2 Enrollment

THE *REPRIEVE* STUDY DESIGN

- Randomized, double-blind, placebo-controlled study for newly diagnosed pulmonary exacerbations in CF patients
- Two-week oral BID treatment plus two-week follow-up
- Endpoints: CRISS, FEV1, and antimicrobial regimen changes through Day 14 in a single statistical measure (DOOR)


80
Adult CF pts
ACG-701 + OBT
Placebo + OBT

25 sites

CRISS: difficulty breathing, cough, cough up mucus, chest tightness, wheeze, feeling feverish, tired, and chills/sweats

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The TERRA Study in Melioidosis is Underway 1Q 2022 2Q 3Q 4Q 1Q 2023 2Q 3Q 4Q FPI DATA DMC Review ▪ Randomized, double - blind, placebo - controlled study in hospitalized melioidosis patients ▪ Two - week BID dosing with two - week follow - up ▪ Endpoints: mortality, organ failure, sepsis and treatment modifications through Day 14 in a single statistical measure (DOOR) 125 Adult melioidosis pts ACG - 701 + SOC 12 sites Placebo + SOC The TERRA Study Design Phase 2 Enrollment 1Q 2024 SE Asia Monsoon Season SE Asia Monsoon Season 13 © 2023 ACERAGEN

ACG - 701: Key Points ▪ Compound has established efficacy and safety profile ▪ Loading dose designed to enhance performance in severe disease ▪ Extensive safety database for product ▪ Rare disease business model ▪ ~60,000 exacerbations/ yr in established CF market ▪ Total addressable market for acute exacerbations = multi - billion dollar potential ▪ 12 years of market exclusivity anticipated from approval 14 © 2023 ACERAGEN $500M sales potential in CF and melioidosis

ACG - 801 Target Product Profile Disease - modifying enzyme replacement therapy (ERT) addressing enzyme deficiency and ceramide accumulation in Farber disease patients Initial Indication Farber disease (monogenic loss of function) – Study start expected 1Q’2024 Regulatory Status / Designations Orphan, Fast Track, Biologic and Rare Pediatric Disease Annual Peak Sales Estimate >$350M 15 © 2023 ACERAGEN

Farber Disease ▪ Farber is an enzyme deficiency resulting in accumulation of ceramide, highly inflammatory lipid ▪ Disease severity is a spectrum; severe phenotype results in death before age 2 ▪ Respiratory failure common cause of death ▪ Current treatments relieve some pain but don’t impact disease progression ▪ Worldwide prevalence estimated to be 1,000 - 1,500 patients (similar to MPS VI ) 16 © 2023 ACERAGEN

ACG-801 for Farber Disease

ACG-801 EFFECTIVE IN FARBER MOUSE MODEL



WT mouse
(bone marrow)

Farber mouse untreated
(black arrows: macrophage infiltrates)

Farber mouse + ACG-801
(resolution of macrophage infiltrates)

Source: ACG-801 Investigator's Brochure

ACG-801 treatment of Farber mice results in:

- ✓ Reduction of ceramide deposits in target tissues
- ✓ Reduction of inflammatory biomarkers/cell types to wild type levels
- ✓ **Amelioration of bone, joint, and soft tissue lesions (pathophysiology same as clinical endpoint)**
- ✓ Additional 3-week lifespan in newborn mice

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ACG-801 for Farber Disease

Aceragen is planning a single registrational trial for US/EU submission


FPI
DATA
2023
2024
2025
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
PIVOTAL (the ADVANCE study)

THE *ADVANCE* STUDY DESIGN

- Randomized, double-blind, placebo-controlled, first-in-human Phase 2/3 study in Farber disease patients
- Systemic IV infusion, every other week
- Endpoints are nodule changes and patient-specific disease burden improvement (e.g., pain, mobility, impact score) through week 28


15
Farber Ped & Adult Pts
ACG-801
Placebo
7 sites

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ACG-801: Enzyme Replacement Therapy For Enzyme Deficiencies Have Good History Of Success

- ACG-801 has potential to address disease causing enzyme deficiency
- Historically, animal data have been highly predictive for ERT development in monogenic LSDs
- Global IP portfolio
- No known competitors

PRECLINICAL EFFICACY HAS BEEN PREDICTIVE OF CLINICAL EFFICACY FOR ERTs

Therapy (Disease)	Pre-Clinical Effective Dose
Aldurazyme (MPS I)	0.5-2mg/kg weekly (canine)
Fabrazyme (Fabry)	0.3-3mg/kg bi-weekly (rodent)
Naglazyme (MPS VI)	1-2mg/kg weekly (feline)
Myozyme (Pompe)	10-100mg/kg bi-weekly (rodent)
Kanuma (LALD)	0.35-3mg/kg bi-weekly (rodent)
ACG-801 (Farber)	**1-10mg/kg bi-weekly (rodent)**

>$350M in worldwide annual peak sales estimated for ACG-801 for Farber disease

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20 © 2023 Aceragen ▪ 3 clinical programs with near - term inflection points, high unmet need ▪ Annual sales potential exceeding $850M ▪ Full commercial ownership of programs; centers of excellence model Late - Stage Clinical Portfolio Management Team with Proven Rare Disease Expertise ▪ Rare product leadership and commercialization ( Cinryze , Kanuma , Zenpep ) ▪ Collective experience that spans all aspects of product development Capital Efficient Development ▪ Strategic, non - dilutive funding ▪ NovaQuest, DoD and CF Foundation partnerships Key Takeaways